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                                                                      EXHIBIT 21

                              SUBSIDIARIES OF FPA

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                                                                                 JURISDICTION
                                    NAME                                       OF INCORPORATION
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Arizona Managed Care Services, Inc.                                            Arizona
Arizona Managed Care Physicians, IPA, Inc.                                     Arizona
Family and Senior Care, Inc.                                                   Delaware
FPA Medical Management of Michigan, Inc.                                       Michigan
FPA Medical Management of South Carolina, Inc.                                 Delaware
FPA Gonzaba Management Services Organization, Inc.                             Texas
OPSU, Inc.                                                                     Texas
PrimeCare, Inc.                                                                New Jersey
Family Practice Associates of San Diego, Inc., an Osteopathic corporation      California
FPA Medical Group of California, an Osteopathic corporation                    California
FPA Medical Group of New Jersey, a professional corporation                    New Jersey
FPA Medical Group of Pennsylvania, a medical corporation                       Pennsylvania
Arizona Managed Care Providers Ltd.                                            Arizona
William Gonzaba, M.D., a professional, d/b/a Gonzaba Medical Group             Texas
FPA Independent Practice Association, an Osteopathic corporation               California
FPA Medical Group of South Carolina, P.C.                                      South Carolina
VIP IPA                                                                        California
Foundation Health IPA                                                          California
Century Family Medical Group, Inc.                                             California
Physicians First, Inc.                                                         Florida
Family First Medical Centers, Inc.                                             Florida
Physicians Medical Group of Florida, Inc.                                      Florida
FPA Family Pharmacy, Inc.                                                      Florida
FPA Acquisition Corporation                                                    Florida
FPA Medical Management of California, Inc.                                     Delaware
FPA Medical Group of Delaware, P.A.                                            Delaware
Family Practice Associates of Southern California, an Osteopathic Medical
  Corporation                                                                  California
FPA Medical Group of Texas, a Texas Professional Association                   Texas
FHC IPA, Inc.                                                                  Florida
Sterling Healthcare Group, Inc.                                                Florida
Sterling Mednet Administrative Services, Inc.                                  Texas
Sterling Sub Texas, Inc.                                                       Texas
Sterling Medical Group, Inc.                                                   Florida
Sterling Physicians Services of America, Inc.                                  Florida
Sterling Miami, Inc.                                                           Florida
Sterling Anesthesia, Inc.                                                      Florida
Sterling Regional Emergency Services, Inc.                                     Florida
Sterling Mednet Emergency Services, Inc.                                       Texas
Sterling Billing Services Corp.                                                Florida
Sterling Physicians Group of Texas, Inc.                                       Texas
Sterling Medical Group of Michigan, Inc.                                       Florida
Sterling Real Property Melbourne, Inc.                                         Florida
Sterling Medical Group of Florida, Inc.                                        Florida
Sterling Professional Emergency Physicians, LLC                                Maryland
Sterling Healthcare of Texas, a Texas professional association                 Texas
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FPA owns certain securities of Healthcor, Inc., the parent of Great Lakes Health
Plan, Inc.